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PROSPECTUS SUPPLEMENT DATED JUNE 20, 2008

THE PURPOSE OF THIS SUPPLEMENT IS TO PROVIDE YOU WITH CHANGES TO THE CURRENT PROSPECTUS FOR CLASS A, B, C, R AND INVESTOR CLASS SHARES, AS APPLICABLE, OF THE FUND LISTED BELOW:

AIM Real Estate Fund

Effective July 21, 2008, AIM Real Estate Fund will re-open to new investors.

Accordingly, effective July 21, 2008, (i) the last sentence on the front cover of the prospectus is deleted in its entirety, and (ii) the section entitled "OTHER INFORMATION - LIMITED FUND OFFERING" beginning on page 9 of the prospectus is deleted in its entirety and replaced with the following:

"FUTURE FUND CLOSURE

Due to the sometimes limited availability of investment opportunities meeting the investment criteria for the fund, the fund may periodically suspend or limit the offering of its shares. During closed periods, the fund may impose different standards for additional investments."

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PROSPECTUS SUPPLEMENT DATED JUNE 20, 2008

THE PURPOSE OF THIS SUPPLEMENT IS TO PROVIDE YOU WITH CHANGES TO THE CURRENT PROSPECTUS FOR THE INSTITUTIONAL CLASS SHARES OF THE FUND LISTED BELOW:

AIM Real Estate Fund

Effective July 21, 2008, AIM Real Estate Fund will re-open to new investors.

Accordingly, effective July 21, 2008, (i) the reference to AIM Real Estate Fund in the second to last sentence on the front cover of the prospectus is deleted in its entirety, and (ii) the section entitled "OTHER INFORMATION - LIMITED FUND OFFERING (REAL ESTATE)" beginning on page 44 of the prospectus is deleted in its entirety and replaced with the following:

"FUTURE FUND CLOSURE (REAL ESTATE)

Due to the sometimes limited availability of investment opportunities meeting the investment criteria for the fund, the fund may periodically suspend or limit the offering of its shares. During closed periods, the fund may impose different standards for additional investments."